UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2013

EDISON MISSION ENERGY

(Exact name of registrant as specified in its charter)

DELAWARE	333-68630	95-4031807
(State or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	number)	identification no.)

3 MacArthur Place, Suite 100

Santa Ana, California  92707

(Address of principal executive offices, including zip code)

714-513-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported, on December 16, 2012, EME, its parent Edison International, and certain of EME’s senior unsecured noteholders (the “Noteholders”) entered into a Transaction Support Agreement (the “Support Agreement”) pursuant to which each party agreed to support approval of certain transactions by the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division. On July 25, 2013, 98.02% of the Noteholders delivered a notice of termination of the Support Agreement, stating that, among other things, certain Required Consenting Noteholder Termination Events under Section 8 of the Support Agreement have occurred. The termination is effective as of 11:59 p.m., prevailing Eastern time, on August 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edison Mission Energy

Date:	July 25, 2013	/s/ MARIA RIGATTI
MARIA RIGATTI
Senior Vice President and Chief Financial Officer